EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the accompanying Quarterly Report on Form 10-Q (the "Report") of Infrared Systems International (the "Company") for the quarter ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary E. Ball, President, Chief Executive Officer, Principal Accounting Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that: (1) The Report fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 12, 2010

                                  By: /s/ GARY E. BALL
                                  ___________________________________
                                          Gary E. Ball
                                  Title:  President,
                                          Principal Financial Officer